SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):October 25, 2010


                 INTERNATIONAL BUILDING TECHNOLOGIES GROUP, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                       0-32323                  20-1217659
(State or other jurisdiction         (Commission              (IRS Employer
    of incorporation)                File Number)         Identification Number)

17800 Castleton Street, Suite 638, City of Industry, California    91748
        (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (626) 581-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-120

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13c-4(c) under the
    Exchange Act (17 CFR 240.133-4(c))
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ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES.

         COMMON STOCK ISSUED:

         7/22/2010         90,427,769     $22,697.37      Debt Conversion

         8/2/2010         140,720,000     $35,380.00      Conversion of Series D
                                                          Preferred Stock

         8/26/2010        151,298,410     $38,013.13      Debt Conversion

         9/8/2010          69,192,573     $16,865.63      Debt Conversion

         9/8/2010          65,217,391     $15,000.00      Conversion of Series D
                                                          Preferred Stock

         PREFERRED STOCK ISSUED:

         Series D Preferred Stock Issued:

         8/13/2010             60,000     $60,000.00      Cash Purchase

         SERIES C PREFERRED STOCK ISSUED:

         10/25/2010         1,000,000     $ 1,000.00      Cash Purchase

     Management believes the above shares of Common Stock and Series C Preferred Stock were issued pursuant to the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended. Management believes the above shares of Series D Preferred Stock were issued pursuant to the exemption from registration under Regulation S of the Securities Act of 1933, as amended. No broker or underwriter was involved in any of the above transactions.

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION.

     Effective October 25, 2010, the Company amended its Articles of Incorporation by increasing the number of shares of its authorized capital from four (4) billion shares to six (6) billion shares. As a result of this amendment, the Company has 5,950,000,000 shares of common stock and 50,000,000 shares of preferred stock authorized.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits

         Exhibit 3(i)(10) Certificate of Amendment to Articles of Incorporation filed with the State of Nevada Secretary of State on October 22, 1010, and effective October 25, 2010

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                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: October 25, 2010

                                 INTERNATIONAL BUILDING TECHNOLOGIES GROUP, INC.


                                 By: /s/ Kenneth Yeung
                                    --------------------------------------------
                                    Kenneth Yeung
                                    President and Chief Executive Officer

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                                  EXHIBIT INDEX

  Exhibit No.                         Description of Exhibit
  -----------                         ----------------------

Exhibit 3(i)(10) Certificate of Amendment to Articles of Incorporation filed with the State of Nevada Secretary of State on October 22, 1010, and effective October 25, 2010